-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-49023) UNDER
                          THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 7
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 8

                         VANGUARD ADMIRAL FUNDS, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                P.O. BOX 2600,
                            VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482

  IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE ON MAY 15, 1998 PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933.

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

  WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24F-2 NOTICE FOR THE YEAR ENDED JANUARY 31, 1998 ON APRIL 30, 1998.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          VANGUARD ADMIRAL FUNDS, INC.

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Cover Page............................ Cover Page
  Item 2.    Synopsis.............................. Highlights; Fund Expenses
  Item 3.    Condensed Financial Information....... Financial Highlights;
                                                    Yield and Total Return
  Item 4.    General Description of Registrant..... Highlights; Investment
                                                    Objectives; Investment
                                                    Limitations; Investment
                                                    Policies; Investment
                                                    Risks; General Information
  Item 5.    Management of the Fund................ Management of the Fund;
                                                    Investment Adviser
  Item 5A.   Management's Discussion of Fund
             Performance........................... Herein incorporated by reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated January
                                                    31, 1998 filed with the
                                                    Securities & Exchange
                                                    Commission's EDGAR system
                                                    on March 30, 1998
  Item 6.    Capital Stock and Other Securities.... Opening an Account and
                                                    Purchasing Shares; Selling
                                                    Your Shares; The Share
                                                    Price of Each Portfolio;
                                                    Dividends and Taxes;
                                                    General Information
  Item 7.    Purchase of Securities Being Offered.. Cover Page; Opening an
                                                    Account and Purchasing
                                                    Shares
  Item 8.    Redemption or Repurchase.............. Selling Shares
  Item 9.    Pending Legal Proceedings............. Not Applicable
  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page............................ Cover Page
  Item 11.   Table of Contents..................... Cover Page
  Item 12.   General Information and History....... Investment Objectives and
                                                    Policies
  Item 13.   Investment Objective and Policies..... Investment Objectives and
                                                    Policies; Investment
                                                    Limitations
  Item 14.   Management of the Registrant.......... Management of the Fund
  Item 15.   Control Persons and Principal Holders
             of Securities......................... Management of the Fund
  Item 16.   Investment Advisory and Other
             Services.............................. Management of the Fund
  Item 17.   Brokerage Allocation.................. Portfolio Transactions
  Item 18.   Capital Stock and Other Securities.... Not Applicable
  Item 19.   Purchase, Redemption and Pricing of
             Securities Being Offered.............. Purchase of Shares;
                                                    Redemption of Shares
  Item 20.   Tax Status............................ Not Applicable
  Item 21.   Underwriters.......................... Not Applicable
  Item 22.   Calculations of Performance Data...... Calculation of Yield;
                                                    Yield and Total Return
  Item 23.   Financial Statements.................. Financial Statements

================================================================================
[LOGO OF VANGUARD ADMIRAL
FUNDS APPEARS HERE]                               A Member of The Vanguard Group
================================================================================
PROSPECTUS--MAY 15, 1998
--------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT--1-800-662-7447 (SHIP)
--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739 (CREW)
--------------------------------------------------------------------------------
INVESTMENT       Vanguard Admiral Funds, Inc. (the "Fund") is an open-end di-
OBJECTIVES AND   versified investment company. The Fund consists of four Port-
POLICIES         folios, each of which invests in U.S. Treasury securities
                 within prescribed maturity and quality standards:
                   . Admiral U.S. Treasury Money Market Portfolio
                   . Admiral Short-Term U.S. Treasury Portfolio
                   . Admiral Intermediate-Term U.S. Treasury Portfolio
                   . Admiral Long-Term U.S. Treasury Portfolio
                 The objective of each of these four Portfolios is to provide current income consistent with the preservation of capital and liquidity. The Admiral U.S. Treasury Money Market Portfo-
                 lio also seeks to maintain a constant net asset value of
                 $1.00 per share. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO
                 IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
                 THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO
                 MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. There
                 can be no assurance that any of the Fund's Portfolios will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------
OPENING AN       Please complete and return the Account Registration Form. If
ACCOUNT          you need assistance in completing this Form, please call the
                 Investor Information Department. To open an Individual Re-
                 tirement Account (IRA), please use a Vanguard IRA Adoption
                 Agreement. To obtain a copy of this form, call 1-800-662-
                 7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m., and
                 Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The
                 minimum initial investment is $50,000 per Portfolio. The Fund is offered on a no-load basis (i.e., there are no sales com-
                 missions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative and dis-
                 tribution services.
--------------------------------------------------------------------------------
ABOUT THIS       This Prospectus is designed to set forth concisely the infor-
PROSPECTUS       mation you should know about the Fund before you invest. It should be retained for futurereference. A "Statement of Addi-
                 tional Information" containing additional information about the Fund has been filed with the Securities and
                 ExchangeCommission. This Statement is dated May 15, 1998, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund, calling the Investor Information Department at 1-800-662-
                 7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).
--------------------------------------------------------------------------------
TABLE OF CONTENTS

                         Page                                        Page                                                       Page
Highlights.............    2     Implementation of Policies.........  11                  SHAREHOLDER GUIDE
Fund Expenses..........    4     Investment Limitations.............  15    Opening an Account and Purchasing Shares...........  21
Financial Highlights...    5     Management of the Fund.............  15    When Your Account Will Be Credited.................  24
Yield and Total Return.    7     Investment Adviser.................  16    Selling Your Shares................................  25
      FUND INFORMATION           Dividends, Capital Gains and               Exchanging Your Shares.............................  28
Investment Objectives..    8      Taxes.............................  17    Important Information About Telephone Transactions.  30
Investment Policies....    8     The Share Price of Each Portfolio..  19    Transferring Registration..........................  31
Investment Risks.......    9     General Information................  19    Other Vanguard Services............................  31
Who Should Invest......   11

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                   HIGHLIGHTS

INVESTMENT       Vanguard Admiral Funds, Inc. (the "Fund") is an open-end di-
OBJECTIVES AND   versified investment company. The Fund consists of four Port-
POLICIES         folios, each of which invests primarily in U.S. Treasury se-
                 curities within prescribed maturity and quality standards.
                 The objective of each of the Portfolios is to provide current income consistent with the preservation of capital and li-
                 quidity. There is no assurance that any of the Fund's Portfo-
                 lios will achieve its stated objective.                 PAGE 8
--------------------------------------------------------------------------------
FOUR SEPARATE    Investors may choose from four separate Portfolios of the
PORTFOLIOS       Fund, each of which invests primarily in U.S. Treasury secu-
                 rities.

                 ADMIRAL U.S. TREASURY MONEY MARKET PORTFOLIO--expects to maintain a dollar-weighted average maturity of 90 days or less and seeks to maintain a stable $1.00 share price. An in-vestment in the Admiral U.S. Treasury Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

                 ADMIRAL SHORT-TERM U.S. TREASURY PORTFOLIO--expects to main-tain a dollar-weighted average maturity of 1 to 3 years.

                 ADMIRAL INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO--expects to maintain a dollar-weighted average maturity of 5 to 10 years.

                 ADMIRAL LONG-TERM U.S. TREASURY PORTFOLIO--expects to main-
                 tain a dollar-weighted average maturity of 15 to 30
                 years.                                             PAGE 8
--------------------------------------------------------------------------------
RISK             As mutual funds investing in U.S. Treasury securities, the
CHARACTERISTICS  four Portfolios of the Fund are subject primarily to interest rate risk and income risk. INTEREST RATE RISK is the poten-tial for a decline in bond prices due to rising market inter-est rates. The Admiral U.S. Treasury Money Market Portfolio, which is expected to maintain a stable $1.00 share price, provides minimal exposure to interest rate risk. In contrast, share prices for the Admiral Short-Term, Intermediate-Term, and Long-Term U.S. Treasury Portfolios will fluctuate as in-terest rates change, with longer-maturity Portfolios gener-ally exhibiting greater price fluctuations than shorter-matu-rity Portfolios.

                 INCOME RISK is the potential for a decline in a Portfolio's income due to falling market interest rates. In relative terms, income risk will be higher for the Fund's shorter-term Portfolios and lower for the Fund's longer-term Portfolios. The following table summarizes both the income and interest rate risks to which the four Portfolios are subject:

             --------------------------------------------------------------
                                                  INTEREST        INCOME
              ADMIRAL PORTFOLIO                   RATE RISK        RISK
             --------------------------------------------------------------
              U.S. Treasury Money Market          Negligible     Very high
              Short-Term U.S. Treasury         Low to moderate     High
              Intermediate-Term U.S. Treasury  Moderate to high  Moderate
              Long-Term U.S. Treasury          High to very high    Low
             --------------------------------------------------------------

                                                                          PAGE 9
--------------------------------------------------------------------------------

THE VANGUARD     The Fund is a member of The Vanguard Group of Investment Com-
GROUP            panies, a group of more than 30 investment companies with
                 more than 95 distinct investment portfolios and total assets in excess of $370 billion. The Vanguard Group, Inc. ("Van-
                 guard"), a subsidiary jointly owned by the Vanguard Funds, provides all management, administrative, distribution and ac-
                 counting services on an at-cost basis to the Funds in the
                 Group.                                                  PAGE 15

--------------------------------------------------------------------------------
INVESTMENT       The Fund receives investment advisory services on an at-cost
ADVISER          basis from Vanguard's Fixed Income Group. As a result, the
                 Fund receives its investment advisory services at a substan-
                 tially lower cost than would be possible if the Fund paid an investment advisory fee to an external investment adviser.
                                                                         PAGE 16
--------------------------------------------------------------------------------
DIVIDEND         Each Portfolio declares a dividend each business day based on
POLICY           its ordinary income. Dividends are paid monthly and may be received in cash or reinvested to buy additional shares.
                                                                         PAGE 17
--------------------------------------------------------------------------------
TAXES            Dividends paid by the Fund's Portfolios are generally subject to federal income tax. It is expected that most of the income from the Fund's Portfolios will be attributable to U.S. Trea-
                 sury and other "direct" Government obligations. Such income is exempt from state and local income taxes in most states.
                 Any capital gains distributions from a Portfolio are subject to federal income tax, as well as applicable state and local taxes. A sale of shares, whether by outright redemption,
                 checkwriting redemption, or an exchange, is a taxable event
                 and may result in a capital gain or loss.               PAGE 17
--------------------------------------------------------------------------------
PURCHASING       You may purchase shares by mail, wire or exchange from an-
SHARES           other Vanguard Fund. The minimum initial investment is
                 $50,000 per Portfolio; the minimum for subsequent investments is $100. There are no sales commissions or 12b-1 fees.
                                                                         PAGE 21
--------------------------------------------------------------------------------
SELLING SHARES   You may redeem shares of each Portfolio by mail, telephone, wire or check. There is no charge for redemption, except for wire withdrawals under $5,000, which are subject to a $5
                 charge. Your bank may also assess a fee for incoming wires.
                                                                         PAGE 25
--------------------------------------------------------------------------------
SERVICES TO      The Fund offers free checkwriting services (minimum $250 per
SHAREHOLDERS     draft) for easy access to your account balance.         PAGE 25

                 The Fund also offers other special services: Direct Deposit, for electronic deposit of most Government and private payroll checks; Fund Express, for electronic transfers between the
                 Fund and your bank account; and Tele-Account, for 24-hour telephone access to your Fund account balance and certain
                 transactions.                                           PAGE 31
--------------------------------------------------------------------------------

FUND EXPENSES    The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses set forth below are based upon those incurred for the 1998 fiscal year.

                                                     INTERMEDIATE-               U.S. TREASURY
                                        SHORT-TERM       TERM        LONG-TERM       MONEY
             SHAREHOLDER TRANSACTION   U.S. TREASURY U.S. TREASURY U.S. TREASURY    MARKET
             EXPENSES                    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
             ---------------------------------------------------------------------------------
             Sales Load Imposed on
              Purchases..............      None          None          None          None
             Sales Load Imposed on
              Reinvested Dividends...      None          None          None          None
             Redemption Fees*........      None          None          None          None
             Exchange Fees...........      None          None          None          None
                                                     INTERMEDIATE-               U.S. TREASURY
                                        SHORT-TERM       TERM        LONG-TERM       MONEY
             ANNUAL FUND OPERATING     U.S. TREASURY U.S. TREASURY U.S. TREASURY    MARKET
             EXPENSES                    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
             ---------------------------------------------------------------------------------
             Management &
              Administrative
              Expenses...............      0.10%         0.10%         0.09%         0.10%
             Investment Advisory
              Fees...................      0.01          0.01          0.01          0.01
             12b-1 Fees..............      None          None          None          None
             Other Expenses
              Distribution Costs.....      0.03          0.03          0.03          0.03
              Miscellaneous Expenses.      0.01          0.01          0.02          0.01
                                           ----          ----          ----          ----
             Total Other Expenses          0.04%         0.04%         0.05%         0.04%
                                           ----          ----          ----          ----
               TOTAL OPERATING
                EXPENSES.............      0.15%         0.15%         0.15%         0.15%
                                           ====          ====          ====          ====
             * Wire redemptions under $5,000 are subject to a $5 charge.

                 The purpose of this table is to assist you in understanding the various expenses that you would bear directly or indi-rectly as an investor in the Fund.

                 The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming
                 (1) a 5% annual rate of return and (2) redemption at the end of each period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
             Admiral U.S. Treasury Money Market
              Portfolio........................    $2     $5      $8      $19
             Admiral Short-Term U.S. Treasury
              Portfolio........................    $2     $5      $8      $19
             Admiral Intermediate-Term U.S.
              Treasury Portfolio...............    $2     $5      $8      $19
             Admiral Long-Term U.S. Treasury
              Portfolio........................    $2     $5      $8      $19

                 THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
                 PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY
                 BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL        The following financial highlights for a share outstanding
HIGHLIGHTS       throughout the period have been derived from financial state-
                 ments which were audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements which include this information was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the re-maining portions of the Fund's 1998 Annual Report to Share-holders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's
                 1998 Annual Report to the Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's
                 1998 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or calling our Investor
                 Information Department at 1-800-662-7447.

                          --------------------------------------------------------
                                 U.S. TREASURY MONEY MARKET PORTFOLIO
                          --------------------------------------------------------
                                YEAR ENDED JANUARY 31,
                          --------------------------------------   DEC. 14, 1992+
                            1998    1997    1996    1995    1994  TO JAN. 31, 1993
----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00       $ 1.00
                          ------  ------  ------  ------  ------       ------
INVESTMENT OPERATIONS
 Net Investment Income..    .052    .051    .055    .041    .029         .004
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      --      --      --      --      --           --
                          ------  ------  ------  ------  ------       ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........    .052    .051    .055    .041    .029         .004
----------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....   (.052)  (0.51)  (.055)  (.041)  (.029)       (.004)
 Distributions from
  Realized Capital
  Gains.................      --      --      --      --      --           --
                          ------  ------  ------  ------  ------       ------
  TOTAL DISTRIBUTIONS...   (.052)  (0.51)  (.055)  (.041)  (.029)       (.004)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00       $ 1.00
==================================================================================
TOTAL RETURN............    5.31%   5.24%   5.66%   4.19%   2.99%        0.41%
==================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $3,880  $3,247  $1,778  $1,371  $  860       $  149
Ratio of Total Expenses
 to Average Net Assets..    0.15%   0.15%   0.15%   0.15%   0.15%        0.15%*
Ratio of Net Investment
 Income to Average Net
 Assets.................    5.20%   5.12%   5.50%   4.21%   3.06%        3.12%*
Portfolio Turnover Rate.     N/A     N/A     N/A     N/A     N/A          N/A

*Annualized.
+Commencement of operations.

                          ---------------------------------------------------------
                                       SHORT-TERM U.S. TREASURY
                                               PORTFOLIO
                          ---------------------------------------------------------
                                YEAR ENDED JANUARY 31,
                          ---------------------------------------   DEC. 14, 1992+
                           1998    1997    1996    1995     1994   TO JAN. 31, 1993
-----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $10.04  $10.23  $ 9.77  $10.26   $10.17       $10.00
                          ------  ------  ------  ------   ------       ------
INVESTMENT OPERATIONS
 Net Investment Income..    .592    .587    .626    .518     .448         .065
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    .110   (.190)   .460   (.468)    .101         .170
                          ------  ------  ------  ------   ------       ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........    .702    .397   1.086    .050     .549         .235
-----------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....   (.592)  (.587)  (.626)  (.518)   (.448)       (.065)
 Distributions from
  Realized Capital
  Gains.................      --      --      --   (.022)   (.011)          --
                          ------  ------  ------  ------   ------       ------
  TOTAL DISTRIBUTIONS...   (.592)  (.587)  (.626)  (.540)   (.459)       (.065)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $10.15  $10.04  $10.23  $ 9.77   $10.26       $10.17
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TOTAL RETURN............    7.21%   4.05%  11.41%   0.57%    5.50%        2.35%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  781  $  553  $  426  $  333   $  252       $   63
Ratio of Total Expenses
 to Average Net Assets..    0.15%   0.15%   0.15%   0.15%    0.15%        0.15%*
Ratio of Net Investment
 Income to Average Net
 Assets.................    5.89%   5.85%   6.22%   5.30%    4.38%        4.87%*
Portfolio Turnover Rate.      81%     80%     95%    129%      90%           7%

*Annualized.
+Commencement of operations.

                          ---------------------------------------------------------
                                    INTERMEDIATE-TERM U.S. TREASURY
                                               PORTFOLIO
                          ---------------------------------------------------------
                                YEAR ENDED JANUARY 31,
                          ---------------------------------------   DEC. 14, 1992+
                           1998    1997    1996    1995     1994   TO JAN. 31, 1993
-----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $10.17  $10.70  $ 9.58  $10.58   $10.29       $10.00
                          ------  ------  ------  ------   ------       ------
INVESTMENT OPERATIONS
 Net Investment Income..    .645    .648    .665    .598     .578         .084
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    .430   (.530)  1.120   (.995)    .418         .290
                          ------  ------  ------  ------   ------       ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........   1.075    .118   1.785   (.397)    .996         .374
-----------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....   (.645)  (.648)  (.665)  (.598)   (.578)       (.084)
 Distributions from
  Realized Capital
  Gains.................      --      --      --   (.005)   (.128)          --
                          ------  ------  ------  ------   ------       ------
  TOTAL DISTRIBUTIONS...   (.645)  (.648)  (.665)  (.603)   (.706)       (.084)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $10.60  $10.17  $10.70  $ 9.58   $10.58       $10.29
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TOTAL RETURN............   10.98%   1.30%  19.16%  (3.67)%   9.89%        3.75%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  905  $  659  $  585  $  357   $  332       $   78
Ratio of Total Expenses
 to Average Net Assets..    0.15%   0.15%   0.15%   0.15%    0.15%        0.15%
Ratio of Net Investment
 Income to Average Net
 Assets.................    6.28%   6.37%   6.49%   6.15%    5.46%        6.31%
Portfolio Turnover Rate.      34%     52%     64%    134%     102%           0%

*Annualized.
+Commencement of operations.

                          -----------------------------------------------------------
                                        LONG-TERM U.S. TREASURY
                                               PORTFOLIO
                          -----------------------------------------------------------
                                YEAR ENDED JANUARY 31,
                          -----------------------------------------   DEC. 14, 1992+
                            1998    1997     1996     1995     1994  TO JAN. 31, 1993
-------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $10.13  $11.06   $ 9.40  $ 10.90   $10.30       $10.00
                          ------  ------   ------  -------   ------       ------
INVESTMENT OPERATIONS
 Net Investment Income..    .669    .681     .691     .670     .709         .096
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    .990   (.900)   1.749   (1.405)    .881         .300
                          ------  ------   ------  -------   ------       ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........   1.659   (.219)   2.440    (.735)   1.590         .396
-------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....   (.669)  (.681)   (.691)   (.670)   (.709)       (.096)
 Distributions from
  Realized Capital
  Gains.................      --   (.030)   (.089)   (.095)   (.281)          --
                          ------  ------   ------  -------   ------       ------
  TOTAL DISTRIBUTIONS...   (.669)  (.711)   (.780)   (.765)   (.990)       (.096)
-------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD..........  $11.12  $10.13   $11.06  $  9.40   $10.90       $10.30
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
TOTAL RETURN............   17.05%  (1.75)%  26.74%   (6.60)%  15.90%        3.97%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  327  $  192   $  186  $   136   $   99       $   49
Ratio of Total Expenses
 to Average Net Assets..    0.15%   0.15%    0.15%    0.15%    0.15%        0.15%*
Ratio of Net Investment
 Income to Average Net
 Assets.................    6.41%   6.72%    6.66%    7.06%    6.58%        7.22%*
Portfolio Turnover Rate.      13%     42%     125%      44%      51%          17%

*Annualized.
+Commencement of operations.
--------------------------------------------------------------------------------
YIELD AND        From time to time a Portfolio of the Fund may advertise its
TOTAL RETURN     yield and total return. Both yield and total return figures are based on historical earnings and are not intended to in-dicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or over the life of a Port-folio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distribu-tions.

                 The Admiral U.S. Treasury Money Market Portfolio's "seven-day" or "current" yield reflects the income earned by a hypo-thetical account in the Portfolio during a seven-day period, expressed as an annual percentage rate. The Portfolio's "ef-fective yield" assumes the income over the seven-day period is reinvested weekly, resulting in a slightly higher stated yield through compounding.

                 In accordance with industry guidelines set forth by the U.S.
                 Securities and Exchange Commission, the "30-day yield" of the
                 Admiral Short-Term, Intermediate-Term, and Long-Term U.S.
                 Treasury Portfolios is calculated by dividing net investment income per share earned during a 30-day period by the net as-
                 set value per share on the last day of the period. Net in-
                 vestment income includes interest and dividend income earned on a Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to
                 all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded
                 monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------
INVESTMENT       The Fund is an open-end diversified investment company. The
OBJECTIVES       Fund consists of four Portfolios, each of which invests pri-
                 marily in U.S. Treasury securities within prescribed maturity
THE PORTFOLIOS   and quality standards.
SEEK TO
PROVIDE CURRENT  The objective of each Portfolio is to provide current income
INCOME           consistent with the preservation of capital and liquidity.
                 The Admiral U.S. Treasury Money Market Portfolio also seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. There is no assurance that any of the Fund's Portfolios will achieve its stated objective.

                 The investment objective of each Portfolio is fundamental and so cannot be changed without the approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------
INVESTMENT       The Fund offers a money market Portfolio and three bond Port-
POLICIES         folios. All four Portfolios invest primarily in securities backed by the full faith and credit of the U.S. Government.
THE FOUR         Such securities include U.S. Treasury obligations (bills,
PORTFOLIOS       notes and bonds), as well as other full faith and credit ob-
INVEST IN U.S.   ligations of the U.S. Government. The latter include securi-
TREASURY         ties issued by the General Services Administration, Govern-
SECURITIES       ment National Mortgage Association, Rural Electrification
                 Administration, Small Business Administration, Federal Fi-nancing Bank, and other Governmental agencies. The Fund is managed without regard to tax ramifications.

                 THE ADMIRAL U.S. TREASURY MONEY MARKET PORTFOLIO invests 100% of its assets in securities backed by the full faith and credit of the U.S. Government. Also, at least 65% of the Portfolio's assets will be invested in U.S. Treasury bills, notes and bonds. In seeking to provide a stable share price of $1.00, the Portfolio is expected to maintain a dollar-weighted average maturity of 90 days or less, and will pur-chase securities with an effective maturity of 13 months or less.

                 THE ADMIRAL SHORT-TERM, INTERMEDIATE-TERM, AND LONG-TERM U.S. TREASURY PORTFOLIOS each invest at least 85% of their assets in securities backed by the full faith and credit of the U.S. Government. Also, at least 65% of each Portfolio's assets will be invested in U.S. Treasury bills, notes and bonds. The three Portfolios differ primarily in terms of average maturi-ty. The Admiral Short-Term U.S. Treasury Portfolio is ex-pected to maintain a dollar-weighted average maturity of be-tween 1 and 3 years; the Admiral Intermediate-Term U.S. Treasury Portfolio, a dollar-weighted average maturity of be-tween 5 and 10 years; and the Admiral Long-Term U.S. Treasury Portfolio, a dollar-weighted average maturity of between 15 and 30 years.

                 The balance of the assets of Admiral Short-Term, Intermedi-ate-Term, and Long-Term U.S. Treasury Portfolios may be in-vested in other U.S. Government agency securities, as well as repurchase agreements collateralized by such securities. The three Portfolios may also invest in bond (interest rate) futures contracts and options to a limited extent, but not for speculative purposes. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

                 Each Portfolio is responsible for voting the shares of all securities it holds.

                 The investment policies of each Portfolio are not fundamental and so may be changed without shareholder approval by the
                 Board of Directors. However, shareholders would be notified of any material change in a Portfolio's policies.
--------------------------------------------------------------------------------

INVESTMENT       As mutual funds investing in fixed income securities, the
RISKS            four Portfolios of the Fund are subject to interest rate
                 risk, income risk, credit risk and manager risk.
EXCEPT FOR THE
MONEY MARKET     INTEREST RATE RISK is the potential for a decline in bond
PORTFOLIO,       prices due to rising market interest rates. In general, bond
SHARE PRICES     prices vary inversely with interest rates. If interest rates
WILL FLUCTUATE   rise, bond prices generally fall; if interest rates fall,
                 bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In gen-eral, bonds with longer maturities are more sensitive to in-terest rates than bonds with shorter maturities.

                 These principles of interest rate risk also apply to U.S. Treasury and U.S. Government agency securities. As with other bond investments, U.S. Government securities will rise and fall in value as interest rates change. A SECURITY BACKED BY THE U.S. TREASURY OR A U.S. GOVERNMENT AGENCY IS GUARANTEED ONLY AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL WHEN HELD TO MATURITY. THE CURRENT MARKET PRICES FOR SUCH SECURI-TIES ARE NOT GUARANTEED AND WILL FLUCTUATE.

                 The Admiral U.S. Treasury Money Market Portfolio, with a dol-lar-weighted average maturity of less than 90 days, invests in short-term instruments and seeks to maintain a stable $1.00 share price. As a result, the Portfolio is expected to provide minimal exposure to interest rate risk. In relative terms, share price fluctuations are expected to be low to moderate for the Admiral Short-Term U.S. Treasury Portfolio, moderate to high for the Admiral Intermediate-Term U.S. Trea-sury Portfolio, and high to very high for the Admiral Long-Term U.S. Treasury Portfolio, refecting the differing average maturity characteristics of the three Portfolios. To illus-trate the relative risk exposure of the Fund's three bond Portfolios, the chart on page 10 depicts the effect of an im-mediate 2% change in interest rates on the principal value of three bonds of varying maturities:

                    PERCENT CHANGE IN THE PRICE OF A PAR BOND YIELDING 7.5%

                                             2% INCREASE IN         2% DECREASE IN
             STATED MATURITY                 INTEREST RATES         INTEREST RATES
             ---------------------------     --------------         --------------
             Short-Term (2.5 years)              - 4.4%                 + 4.6%
             Intermediate-Term (10
              years)                             -12.7%                 +15.2%
             Long-Term (20 years)                -17.8%                 +24.1%

                 Note: By comparison, the Admiral U.S. Treasury Money Market
                       Portfolio seeks to maintain a stable $1.00 per share price.

                 This chart is intended to provide you with guidelines for de-termining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of a Portfolio's current or future yield or expected change in a Portfolio's share price.

                 INCOME RISK is the potential for a decline in a Portfolio's income due to falling market interest rates. In relative terms, income risk will be higher for the Fund's shorter-term Portfolios and lower for the Fund's longer-term Portfolios. The following table summarizes both the income and interest rate risks to which the four Portfolios are subject:


                                                   INTEREST       INCOME
              ADMIRAL PORTFOLIO                    RATE RISK       RISK
              ------------------------------------------------------------
              U.S. Treasury Money Market          Negligible     Very high
              Short-Term U.S. Treasury          Low to moderate    High
              Intermediate-Term U.S. Treasury  Moderate to high  Moderate
              Long-Term U.S. Treasury          High to very high    Low

                 CREDIT RISK is the possibility that an issuer of securities held by a Portfolio will fail to make timely payment of in-terest or principal. Because all four Portfolios invest pri-marily in securities backed by the full faith and credit of the U.S. Government, credit risk is expected to be negligi-ble.

                 Finally, the investment adviser manages the Fund's Portfolios according to the traditional methods of "active" investment management, which involve the buying and selling of securi-ties based upon economic, financial and market analysis and investment judgement. MANAGER RISK refers to the possibility that a Portfolio's investment adviser may fail to execute the Portfolio's investment strategy effectively. As a result, a Portfolio may fail to achieve its stated objective.
--------------------------------------------------------------------------------

WHO SHOULD       The four Portfolios of the Fund are intended for investors
INVEST           who are seeking current income from their investments consis-
                 tent with the preservation of capital and liquidity. The
INVESTORS        Portfolios are also suitable for investors with common stock
SEEKING          holdings who are seeking a complementary money market or
CURRENT INCOME   fixed income investment in order to create a more diversified and balanced investment mix. Because of the risks associated with bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market move-ments. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                 You should base your selection of a Portfolio (or Portfolios) of the Fund on your own objectives, risk preferences, and time horizon.

                 THE ADMIRAL U.S. TREASURY MONEY MARKET PORTFOLIO is designed for investors who are seeking current income and a stable share price. The yield of the Portfolio is expected to fluc-tuate from day to day and be lower on average than yields from the Fund's other Portfolios. The Portfolio is suitable as a short-term investment vehicle, emphasizing maximum pro-tection of principal.

                 THE ADMIRAL SHORT-TERM AND INTERMEDIATE-TERM U.S. TREASURY PORTFOLIOS are designed for investors who are willing to ac-cept moderate to high share price fluctuations in exchange for potentially higher and more durable yields. The choice between the two is principally one of current yield and expo-sure to interest rate risk. The Portfolios are intended for investors with medium-term time horizons (e.g., three to five years).

                 THE ADMIRAL LONG-TERM U.S. TREASURY PORTFOLIO is intended for investors who are seeking the highest, most durable streams of income and who can tolerate high to very high fluctuations in share price in pursuit of their income objectives. Invest-
                 ors in the Portfolio should have a long-term investment hori-
                 zon (e.g., more than five years).
--------------------------------------------------------------------------------
IMPLEMENTATION   The Portfolios of the Fund follow a number of additional in-
OF POLICIES      vestment practices in pursuit of their objectives.

THREE            The Admiral Short-Term, Intermediate-Term, and Long-Term U.S.
PORTFOLIOS MAY   Treasury Portfolios may invest in repurchase agreements to
INVEST IN        the extent described above in "Investment Policies." A repur-
REPURCHASE       chase agreement is a means of investing monies for a short
AGREEMENTS       period. In a repurchase agreement, a seller--a U.S. commer-
                 cial bank or recognized U.S. securities dealer--sells securities to a Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day).
                 In these transactions, the securities purchased by the Port-folio will have a total value equal to, or in excess of, the value of the repurchase agreement, and will be held by the Portfolio's Custodian Bank until repurchased.

                 The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obli-gation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or re-organization under the bankruptcy code or other laws, a bank-ruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and there-fore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substan-tiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selec-tion and careful monitoring.

DERIVATIVE       Derivatives are instruments whose values are linked to or de-
INVESTING        rived from an underlying security. The most common and con-
                 ventional types of derivative securities are futures and op-tions.

THREE            The Admiral Short-Term, Intermediate-Term, and Long-Term U.S.
PORTFOLIOS MAY   Treasury Portfolios may invest in futures contracts and op-
INVEST IN        tions to a limited extent. Specifically, these three Portfo-
FUTURES          lios may enter into futures contracts provided that not more
CONTRACTS AND    than 5% of each Portfolio's assets are required as a futures
OPTIONS          contract margin deposit; in addition, each of the three Port-
                 folios may enter into futures contracts and options transac-tions only to the extent that obligations under such con-tracts or transactions represent not more than 20% of a Portfolio's assets.

                 Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index. The Portfolios intend to use futures contracts only for bona fide hedging purposes and will not use futures contracts or options for speculative purposes.

                 The Portfolios may use futures contracts for bona fide "hedg-ing" purposes. In executing a hedge, a manager sells, for ex-ample, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the de-cline in value of the Portfolios' stock holdings.

                 The Fund may also invest in other conventional derivatives designed to replicate the risk/return characteristics of a conventional fixed income note or bond.

                 Such derivatives would be managed, in both structure and con-centration, to adhere to the Fund's investment policy re-strictions as to market and credit risk.

FUTURES          The primary risks associated with the use of futures con-
CONTRACTS AND    tracts and options are: (i) imperfect correlation between the
OPTIONS POSE     change in market value of the bonds held by a Portfolio and
CERTAIN RISKS    the prices of futures contracts and options; and (ii) possi-
                 ble lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Portfo-lio's underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

THREE            The Admiral Short-Term, Intermediate-Term, and Long-Term U.S.
PORTFOLIOS MAY   Treasury Portfolios of the Fund may lend their investment se-
LEND THEIR       curities to qualified institutional investors for either
SECURITIES       short-term or long-term purposes of realizing additional in-
                 come. Loans of securities by a Portfolio will be collateral-ized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The col-lateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 33
                 1/3% of the value of the Portfolio's total assets.

THREE            The Admiral Short-Term, Intermediate-Term, and Long-Term U.S.
PORTFOLIOS MAY   Treasury Portfolios may invest up to 15% of their net assets
INVEST IN        in illiquid securities which include certain restricted secu-
RESTRICTED OR    rities. Restricted securities are securities which are not
ILLIQUID         freely marketable or which are subject to restrictions upon
SECURITIES       sale under the Securities Act of 1933. Pursuant to Rule 144A under the Securities Act of 1933, as amended, if a substan-tial market among qualified institutional buyers develops for such securities held by any of these three Portfolios, the Fund intends to treat such securities as liquid securities, in accordance with procedures approved by the Fund's Board of Directors.

THREE            The Admiral Short-Term, Intermediate-Term, and Long-Term U.S.
PORTFOLIOS MAY Treasury Portfolios may invest in collateralized mortgage ob-INVEST IN CMOS ligations (CMOs), bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. Generally, the three Portfolios will purchase CMOs which are collateralized by mortgage securities issued or guaranteed by the U.S. Gov-ernment or its agencies. The bonds issued under a CMO struc-ture are divided into groups (or tranches) with varying matu-rities, and the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then principal to CMO invest-ors (such as the Fund's Portfolios).

                 Under a CMO structure, the repayment of principal among the different groups is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" group of bonds would initially receive all principal payments. When that group of bonds is retired, the next group or groups, in the sequence specified in the prospectus, receive all principal payments until all of the groups are retired. Many CMO issues also in-clude minimum reinvestment rate and minimum sinking-fund guarantees.

                 Aside from market risk, the primary risk involved in any mortgage security, such as a CMO, is exposure to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the prin-cipal on CMO bonds held by the Portfolios are "prepaid" ear-lier than expected. The Portfolios must then reinvest the un-anticipated principal in new bond issuances, just at a time when interest rates on new mortgage investments are falling. To the extent a particular group of bonds is exposed to this risk, the bondholder is generally compensated in the form of enhanced yield.

                 Typically, the Portfolios will invest in CMOs that most ap-propriately reflect their average maturity characteristics and market risk profiles. Consequently, the Admiral Short-Term U.S. Treasury Portfolio invests only in CMOs with short-term average maturities that are believed to be highly pre-dictable. Similarly, the Admiral Intermediate- and Long-Term U.S. Treasury Portfolios will invest in those CMOs that carry market risks and expected maturities commensurate with inter-mediate- and long-term bonds.

                 The Portfolios invest in a relatively conservative class of collateralized mortgage obligations (CMOs) which feature a high degree of cash flow predictability and less vulnerabil-ity to mortgage prepayment risk. To reduce credit risk, Van-guard purchases these classes of collateralized mortgage ob-ligations issued only by agencies of the U.S. Government or privately-issued collateralized mortgage obligations that carry high-quality investment-grade ratings.

PORTFOLIO        Although they generally seek to invest for the long term, the
TURNOVER RATES   Admiral Short-Term, Intermediate-Term and Long-Term U.S.
WILL VARY        Treasury Portfolios retain the right to sell securities re-
                 gardless of how long they have been held. It is anticipated that the annual portfolio turnover rate for the Admiral In-
                 termediate-Term and Long-Term U.S. Treasury Portfolios will generally not exceed 200%. A 200% turnover rate would occur, for example, if all of the securities in a Portfolio were re-
                 placed two times within one year. For the Admiral Short-Term
                 U.S. Treasury Portfolio, the portfolio turnover rate will be higher due to the short-term maturities of the securities
                 purchased, but is not expected to exceed 300%. A higher Port-
                 folio turnover rate will cause a Portfolio to incur addi-
                 tional brokerage costs and may cause a Portfolio to realize a higher level of capital gains or losses.
--------------------------------------------------------------------------------

INVESTMENT       Each Portfolio has adopted limitations on some of its invest-
LIMITATIONS      ment policies. Some of these limitations are that the Portfo-
                 lio will not:
THE FUND HAS
ADOPTED          (a) with respect to 75% of its assets (100% for the Admiral
CERTAIN              U.S. Treasury Money Market Portfolio), hold more than 10%
FUNDAMENTAL          of the outstanding voting securities of the issuer, or
LIMITATIONS          invest more than 5% of the value of its assets in the se-
                     curities of any single company, excluding obligations of the United States Government and its agencies and instru-mentalities.

                 (b) borrow money except for temporary or emergency purposes and not in excess of 15% of the value of the Portfolio's assets taken at the lower of their market value or cost.

                 (c) pledge, mortgage or hypothecate its assets to an extent greater than 15% of the value of its total assets.

                 A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limi-
                 tations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------
MANAGEMENT OF    The Fund is a member of The Vanguard Group of Investment Com-
THE FUND         panies, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total assets
VANGUARD         in excess of $370 billion. Through their jointly-owned sub-
ADMINISTERS      sidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and
AND              the other funds in the Group obtain at cost virtually all of
DISTRIBUTES      their corporate management, administrative, shareholder ac-
THE FUND         counting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain
                 Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the aver-age expense ratio (annual costs including advisory fees di-vided by total net assets) for the Vanguard funds amounted to approximately .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical
                 Services).

                 The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Direc-tors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a state-ment of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                 Vanguard employs a supporting staff of management and admin-istrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary of-fice space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                 Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are made available to investors on a no-load basis (i.e., there are no sales commissions or
                 12b-1 fees). However, each fund bears its share of the
                 Group's distribution costs.
--------------------------------------------------------------------------------
INVESTMENT       The four Portfolios of the Fund receive all investment advi-
ADVISER          sory services on an at-cost basis from Vanguard's Fixed In-
                 come Group. The Group provides investment advisory services
VANGUARD         to more than 40 Vanguard money market and bond portfolios,
MANAGES THE      both taxable and tax-exempt. Total assets under management by
FUND'S           Vanguard's Fixed Income Group were more than $100 billion as
INVESTMENTS      of January 31, 1998. The Fixed Income Group is supervised by the Officers of the Fund.

                 Ian A. MacKinnon, Managing Director of Vanguard, has been in charge of the Fixed Income Group since its inception in 1981. Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the port-folio managers who implement those strategies on a day-to-day basis. The portfolio managers are as follows:

                 . Robert F. Auwaerter, a Principal of Vanguard, serves as
                   portfolio manager of the Admiral Intermediate-Term and Long-Term U.S. Treasury Portfolios. Associated with the Fixed Income Group since 1981, Mr. Auwaerter has managed these Portfolios since their inception.

                 . John Hollyer, a Principal of Vanguard, serves as portfolio manager of the Admiral Short-Term Portfolio. Mr. Hollyer has been associated with the Fixed Income Group since 1989. Prior to joining Vanguard, Mr. Hollyer traded U.S. Govern-ment bonds for an international investment bank.

                 . David Glocke, a Principal of Vanguard, serves as portfolio manager of the Admiral Money Market Portfolio. Mr. Glocke has been associated with the Fixed Income Group since 1997. Mr. Glocke has worked in investment management since 1991.

                 The Fixed Income Group manages the investment and reinvest-ment of the assets of the Fund's Portfolios and continuously reviews, supervises and administers each Portfolio's invest-ment program, subject to the maturity and quality standards specified in this Prospectus and supplemental guidelines ap-proved by the Fund's Board of Directors. The Fixed Income Group's selection of investments for the Portfolios is based on: (a) continuing credit analysis of those instruments held in the Portfolios and those being considered for inclusion therein; (b) possible disparities in yield relationships be-tween different fixed income securities; and (c) actual or anticipated movements in the general level of interest rates.

                 The Fixed Income Group is also responsible for the allocation of principal business and portfolio brokerage and the negoti-ation of commissions. The purchase and sale of investment se-curities by the Fund will ordinarily be principal transac-tions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by a Portfolio for securities purchased from an issuer. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and pur-chases from dealers serving as market makers will include a dealer's mark-up.

                 The Fixed Income Group is authorized to choose brokers or dealers to handle the purchase and sale of the Fund's securi-ties, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the Fixed Income Group may choose brokers who charge higher commissions in the interests of ob-taining better execution of a transaction. If more than one broker can obtain the best available price and favorable exe-cution of a transaction, then the Fixed Income Group is au-thorized to choose a broker who, in addition to executing the transaction, will provide research services to the Fixed In-come Group or the Fund. However, the Fixed Income Group will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the Fixed Income Group to use a particular broker for certain transac-tions in exchange for commission rebates or research services provided to the Fund.

                 When the Portfolios purchase a newly issued security at a
                 fixed price, the Fixed Income Group may designate certain
                 members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the
                 Portfolios to offset their management expenses.
--------------------------------------------------------------------------------
DIVIDENDS,       Dividends consisting of virtually all of the ordinary income
CAPITAL GAINS    of each Portfolio are declared daily and are payable to
AND TAXES        shareholders of record at the close of the previous business day. Such dividends are paid on the first business day of
DIVIDENDS ARE    each month. Capital gains distributions, if any, will be made
PAID ON THE      annually.
FIRST BUSINESS
DAY OF EACH      The Fund's dividend and capital gains distributions may be
MONTH            reinvested in additional shares or received in cash. See
                 "Choosing a Distribution Option" for a description of these distribution methods.

                 In order to satisfy certain requirements of the Tax Reform Act of 1986, the Fund may declare year-end dividend and capi-tal gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on Decem-ber 31 of the prior year.

DIVIDENDS WILL   Each Portfolio of the Fund intends to continue to qualify for
BE SUBJECT TO    taxation as a "regulated investment company" under the Inter-
FEDERAL INCOME   nal Revenue Code so that each Portfolio will not be subject
TAX              to federal income tax to the extent its income is distributed to shareholders. Dividends paid by each Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends paid by the Fund from net in-vestment income will generally not qualify for the intercor-porate dividends-received deduction.

                 Distributions paid by the Fund from net long-term capital gains, if any, whether received in cash or reinvested in ad-ditional shares, are taxable as long-term capital gains, re-gardless of the length of time you have owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities. Distribu-tions paid by the Fund from net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are taxable as ordinary income. Capital gains distri-butions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. For the Fund, realized capital gains are not expected to be a significant or predictable part of investment return.

                 The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A CAPITAL GAIN A sale of a Portfolio's shares is a taxable event and may re-OR LOSS MAY BE sult in a capital gain or loss. A capital gain or loss may be
REALIZED UPON    realized from an ordinary redemption of shares, a
EXCHANGE OR      checkwriting redemption, or an exchange of shares between two
REDEMPTION       mutual funds (or two portfolios of a mutual fund). Since the
                 Admiral U.S. Treasury Money Market Portfolio seeks to main-tain a constant $1.00 share price for both purchases and re-demptions, shareholders are not expected to realize a capital gain or loss upon sale.

                 Dividend distributions, capital gains distributions, and cap-ital gains or losses from redemptions and exchanges may be subject to state and local taxes. The portion of a Portfo-lio's income derived from "full faith and credit" U.S. Gov-ernment obligations is exempt from state and local taxes in most states. The Fund will indicate each year the portion of a Portfolio's income, if any, that may qualify for this ex-emption.

                 The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to share-holders who have not complied with IRS taxpayer identifica-tion regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or employer identification number and by cer-tifying that you are not subject to backup withholding.

                 The Fund has obtained a Certificate of Authority to do busi-ness as a foreign corporation in Pennsylvania, and does busi-ness and maintains an office in that state. In the opinion of counsel, the shares of the Fund will be exempt from Pennsyl-vania personal property taxes.

                 The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the state tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------

THE SHARE        Each Portfolio's share price or "net asset value' per share
PRICE OF EACH    is calculated by dividing the total assets of the Portfolio,
PORTFOLIO        less all liabilities, by the total number of shares outstand-
                 ing. The net asset value is determined as of the close of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m.
                 Eastern time, on each day that the Exchange is open for trad-ing.

                 Short term instruments (those acquired with remaining maturi-ties of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-sized transactions in similar groups of securities as well as any developments related to specific securities.

                 Other assets and securities for which no quotations are read-ily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

                 The share price for the three bond Portfolios can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds. The share price for the
                 Admiral U.S. Treasury Money Market Portfolio is listed sepa-
                 rately in most major newspapers under Money Market Mutual
                 Funds.
--------------------------------------------------------------------------------
GENERAL          The Fund is a Maryland corporation. The Fund's Articles of
INFORMATION      Incorporation permit the Directors to issue 21,500,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes
                 ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfo-lios. Currently the Fund is offering shares of four Portfo-lios.

                 The shares of each Portfolio are fully paid and non-assessa-ble; have no preference as to conversion, exchange, divi-dends, retirement or other features; and have no pre-emptive rights. The shares of each Portfolio have non-cumulative vot-ing rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so.

                 Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other ap-plicable law. An annual meeting will be held on the removal of a Director or Directors of the Fund if requested in writ-ing by holders of not less than 10% of the outstanding shares of the Fund.

                 State Street Bank and Trust Company, Boston, MA, has been re-tained to act as custodian of the assets of the Admiral Short-Term, Intermediate-Term, and Long-Term U.S. Treasury Portfolios. CoreStates Bank, N.A., Philadelphia, PA has been retained as the custodian of the assets of the Admi-ral U.S. Treasury Money Market Portfolio. CoreStates Bank, N.A., Philadelphia, PA also holds daily cash balances that are used by the Funds' Portfolios to invest in repurchase agreements or securities acquired in these transactions.

                 The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price
                 Waterhouse LLP serves as independent accountant for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN       To open a new account, either by mail or by wire, simply com-
ACCOUNT AND      plete and return an Account Registration Form and any re-
PURCHASING       quired legal documentation. Please indicate the Portfolio you
SHARES           have chosen and the amount you wish to invest. Your purchase must be equal to or greater than the $50,000 minimum initial investment requirement in any Portfolio. (This minimum ini-tial requirement also applies to Individual Retirement Ac-counts and Uniform Gifts/Transfers to Minors Act accounts.)
                 If you need assistance with the Account Registration Form or have any questions about this Fund, please call our Investor
                 Information Department at 1-800-662-7447. NOTE: For other types of account registrations (e.g., corporations, associa-tions, other organizations, trusts, or powers of attorney), please call us to determine which additional forms you may need.

                 The Fund's shares are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds. See "When Your Account Will Be Credit-ed." The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE         1) Because of the risks associated with bond investments, the
RESTRICTIONS        Fund is intended to be a long-term investment vehicle and
                    is not designed to provide investors with a means of spec-ulating on short-term bond market movements. Consequently, the Fund reserves the right to reject any specific pur-chase (and exchange purchase) request. The Fund also re-serves the right to suspend the offering of shares for a period of time.

                 2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

ADDITIONAL       Subsequent investments may be made by mail ($100 minimum per
INVESTMENTS      Portfolio), wire ($1,000 minimum per Portfolio), exchange
                 from another Vanguard Fund account ($100 minimum per Portfo-
                 lio), or Vanguard Fund Express.
                 --------------------------------------------------------------

                                                  ADDITIONAL INVESTMENTS TO
                        NEW ACCOUNT                   EXISTING ACCOUNTS

PURCHASING BY    Please include the            Additional investments
MAIL             amount of your initial        should include the In-
Complete and     investment and the            vest-by-Mail remit-
sign the         name of the Portfo-           tance form attached to
enclosed Account lio(s) you have se-           your Fund confirmation
Registration     lected on the regis-          statements. Please
Form             tration form, make            make your check pay-
                 your check payable to         able to The Vanguard
                 The Vanguard Group            Group (Portfolio Num-
                 (Portfolio Number),           ber), see below for
                 see below for the ap-         the appropriate num-
                 propriate number and          ber. Write your ac-
                 mail to:                      count number on your
                                               check and, using the
                 THE VANGUARD GROUP            return envelope pro-
                 P.O. BOX 2600                 vided, mail to the ad-
                 VALLEY FORGE, PA 19482-2600   dress indicated on the
                                               Invest-by-Mail Form.
For express or   THE VANGUARD GROUP
registered mail, 455 DEVON PARK DRIVE          All written requests
send to:         WAYNE, PA 19087-1815          should be mailed to
                                               one of the addresses
                                               indicated for new ac-
                                               counts. Do not send
                                               registered or express
                                               mail to the post of-
                                               fice box address.

                 VANGUARD ADMIRAL FUNDS:
                 Admiral U.S. Treasury Money Market Portfolio--11
                 Admiral Short-Term U.S. Treasury Portfolio--12
                 Admiral Intermediate-Term U.S. Treasury Portfolio--19
                 Admiral Long-Term U.S. Treasury Portfolio--20
                 --------------------------------------------------------------
PURCHASING BY              CORESTATES BANK, N.A.
WIRE                       ABA 031000011
Money should be            CORESTATES NO. 0144 6936 (for Admiral U.S. Treasury
wired to:                   Money Market Portfolio)
                           CORESTATES NO. 0101 9897 (for Admiral Short-Term,
BEFORE WIRING               Intermediate-Term, and Long-Term U.S. Treasury
Please contact              Portfolios)
Client Services            ATTN: VANGUARD
(1-800-662-2739)           VANGUARD ADMIRAL FUNDS
                           NAME OF PORTFOLIO
                           ACCOUNT NUMBER
                           ACCOUNT REGISTRATION

                 To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has assigned to you and the eight-digit Corestates number. If you are opening a new account, please complete the Account Registra-tion Form and mail it to the "New Account" address after com-pleting your wire arrangement. NOTE: Federal Funds wire pur-chase orders will be accepted only when the Fund and
                 Custodian Bank are open for business.
                 --------------------------------------------------------------

PURCHASING BY    You may open an account or purchase additional shares by mak-
EXCHANGE (from   ing an exchange from an existing Vanguard Fund account. The
a Vanguard       new account will have the same registration as the existing
account)         account. Please note: the Fund reserves the right to refuse any exchange purchase request. If you need additional infor-
                 mation, please call our Client Services Department at 1-800-
                 662-2739.
                 --------------------------------------------------------------
PURCHASING BY    The Fund Express Special Purchase option lets you move money
FUND EXPRESS     from your bank account to your Vanguard account on an "as
                 needed" basis. Or if you choose the Automatic Investment op-
Special Purchase tion, money will be moved automatically from your bank ac-
and Automatic    count to your Vanguard account on the schedule (monthly, bi-
Investment       monthly [every other month], quarterly, semiannually or
                 annually) you select. To establish these Fund Express op-
                 tions, please provide the appropriate information on the Ac-
                 count Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.
--------------------------------------------------------------------------------
CHOOSING A       You must select one of four distribution options:
DISTRIBUTION
OPTION           1. AUTOMATIC REINVESTMENT OPTION--Both dividend and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify another option.

                 2. CASH DIVIDEND OPTION--Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.

                 3. CASH CAPITAL GAIN OPTION--Your capital gains distributions will be paid in cash and your dividends will be reinvested in additional Fund shares.

                 4. ALL CASH OPTION--Both dividend and capital gains distri-butions will be paid in cash.

                 If a shareholder has chosen to receive dividend and/or capi-tal gains distributions in cash, and the postal or other de-livery service is unable to deliver checks to the sharehold-er's address of record, we will change the distribution option so that all dividends and other distributions are au-tomatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

                 In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-
                 800-662-2739) for information. You may also elect Vanguard
                 Dividend Express which allows you to transfer your cash divi-
                 dend and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------
TAX CAUTION      Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders.
INVESTORS SHOULD These distributions are made to all shareholders who own Fund
ASK ABOUT THE    shares as of the distribution's record date, regardless of
TIMING OF        how long the shares have been owned. Purchasing shares just
CAPITAL GAINS    prior to the record date could have a significant impact on
AND DIVIDEND     your tax liability for the year. For example, if you purchase
DISTRIBUTIONS    shares immediately prior to the record date of a
BEFORE INVESTING
                 sizable capital gains distribution, you will be assessed taxes on the amount of the capital gains distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or capital gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the capital gains distribution--the amount of the capital gains distribution will offset the drop in the net asset value of the shares--you should be aware of the tax im-plications the timing of your purchase may have.

                 Prospective investors should, therefore, inquire about poten-
                 tial distributions before investing. The Fund's annual capi-
                 tal gains distribution normally occurs in December, while in-
                 come dividends are generally paid on the first business day of each month. In addition, the Fund may occasionally be re-
                 quired to make supplemental dividend or capital gains distri-
                 butions at some other time during the year. For additional information on distributions and taxes, see the section ti-
                 tled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------
IMPORTANT        The easiest way to establish optional Vanguard services on
INFORMATION      your account is to select the options you desire when you
                 complete your Account Registration Form.

ESTABLISHING     If you wish to add shareholder options later, you may need to
OPTIONAL         provide Vanguard with additional information and a signature
SERVICES         guarantee. Please call our Client Services Department (1-800-
                 662-2739) for further assistance.

SIGNATURE        For our mutual protection, we may require a signature guaran-
GUARANTEES       tee on certain written transaction requests. A signature
                 guarantee verifies the authenticity of your signature, and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE GUARANTEE CANNOT
                 BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES     Share certificates will not be issued for the Fund.

BROKER/DEALER    If you purchase shares in Vanguard Funds through a registered
PURCHASES        broker/dealer or investment adviser, the broker/dealer or ad-
                 viser may charge a service fee.

CANCELLING       The Fund will not cancel any trade (e.g., a purchase, ex-
TRADES           change or redemption) believed to be authentic, once the
                 trade request has been received in writing or by telephone.

ELECTRONIC       You may receive a prospectus for the Fund or any of the Van-
PROSPECTUS       guard Funds in an electronic format through Vanguard's
DELIVERY         website at www.vanguard.com. For additional information
                 please see "Other Vanguard Services--Computer Access."
--------------------------------------------------------------------------------
WHEN YOUR        The trade date is the date on which your account is credited.
ACCOUNT WILL     It is generally the day on which the Fund receives your in-
BE CREDITED      vestment in the form of Federal Funds (monies credited to the
                 Fund's Custodian Bank by a Federal Reserve Bank). Your trade date varies according to your method of payment for your shares.

                 Purchases of Fund shares by check (except the Money Market Portfolio) will receive a trade date the day the funds are received in Good Order by Vanguard. Thus, if your purchase by check is received by the close of trading on the New York Stock Exchange (the "Exchange") generally 4:00 p.m. Eastern time, your trade date is the business day your check is re-ceived in Good Order. If your purchase is received after the close of the Exchange your trade date is the business day following receipt of your check.

                 For purchases by check for the Money Market Portfolio, the Fund is ordinarily credited with Federal Funds within one business day. Thus, if your purchase by check is received by the close of trading on the Exchange, your trade date is the business day following receipt of your check. If your pur-chase is received after the close of the Exchange, your trade date is the second business day following receipt of your check.

                 For purchases by Federal Funds wire or exchange from another Vanguard Fund, the Fund is credited immediately with Federal Funds. Thus, if your purchase by Federal Funds wire or ex-change is received by the close of the Exchange, your trade date is the day of receipt. If your purchase is received af-ter the close of the Exchange, your trade date is the busi-ness day following receipt of your wire or exchange.

                 Your shares are purchased at the next determined net asset value after your investment has been received in the form of Federal Funds. You will begin to earn dividends on the calen-dar day following the trade date. (For a Friday trade date, you will begin earning dividends on Saturday.) For a purchase by Federal Funds wire into Admiral U.S. Treasury Money Market Portfolio, you may qualify for a dividend on the date of pur-chase if you have notified the Fund of your intention to make the purchase by 10:45 a.m. (Eastern time) on the business day of the wire.

                 In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a for-
                 eign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------
SELLING YOUR     You may withdraw any portion of the funds in your account by
SHARES           redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption pro-ceeds are normally mailed, credited or wired--depending upon the method of withdrawal you have previously chosen--within two business days after the receipt of the request in Good
                 Order. No interest will accrue on amounts represented by uncashed redemption checks.

SELLING BY       You may withdraw funds from your account by writing a
WRITING A        checkwriting draft payable in the amount of $250 or more.
CHECK            When a draft is presented for payment to the Fund's agent,
                 CoreStates Bank, the Fund will redeem sufficient shares in your account at the net asset value next determined to cover the amount of the draft. You cannot write a Vanguard draft to redeem shares that you purchased by check within the previous ten calendar days.

                 In order to establish the checkwriting option on your ac-count, all registered shareholders must sign a signature card. After your completed signature card is received by the Fund, an initial supply of drafts will be mailed within 10 business days. There is no charge for drafts or for their clearance. CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS SHOULD CALL OR WRITE VANGUARD'S CLIENT SERVICES DEPARTMENT (1-800-662-2739) BEFORE SUBMITTING SIGNATURE CARDS, AS ADDI-TIONAL DOCUMENTS MAY BE REQUIRED TO ESTABLISH THE CHECKWRITING SERVICE.

                 Before establishing the checkwriting option, you should be aware that:

                 1. Writing a draft (a redemption of shares) is a taxable
                    event.
                 2. The Fund does not allow an account to be closed through the checkwriting option.
                 3. Vanguard cannot guarantee a stop payment on any draft. If you wish to reverse a stop payment order, you must do so
                    in writing.
                 4. The Fund reserves the right to terminate or alter this
                    service at any time.
--------------------------------------------------------------------------------
SELLING BY       Requests should be mailed to THE VANGUARD GROUP, VANGUARD AD-
MAIL             MIRAL FUNDS, P.O. BOX 1120, VALLEY FORGE, PA 19482-1120. (For
                 express or registered mail, send your request to The Vanguard
                 Group, Vanguard Admiral Funds, 455 Devon Park Drive, Wayne,
                 PA 19087-1815.)

                 The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
                 --------------------------------------------------------------
DEFINITION       GOOD ORDER means that the request includes the following:
OFGOOD ORDER
                 1. The account number and portfolio name.
                 2. The amount of the transaction (specified in dollars or
                    shares).
                 3. The signatures of all owners EXACTLY as they are regis-
                    tered on the account.
                 4. Any required signature guarantees.
                 5. Other supporting legal documentation that may be required in the case of estates, corporations, trusts, and certain other accounts.

                 IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO
                 YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT
                 1-800-662-2739.
                 --------------------------------------------------------------
SELLING BY       To sell shares by telephone you or your pre-authorized repre-
TELEPHONE        sentative may call our Client Services Department at 1-800-
                 662-2739. For telephone redemptions, you may have the pro-ceeds sent to you by mail or by wire. In addition to the details below, please see "Important Information About Tele-phone Transactions."

                 BY MAIL: Telephone mail redemption is automatically estab-lished on your account unless you indicate otherwise on your Account Registration Form. You may redeem any amount by call-ing Vanguard. The proceeds will be paid to the registered shareholders and mailed to the address of record. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone or in writing, without the signatures of all account owners.

                 BY WIRE: Telephone wire redemption must be specifically elected for your account. The best time to elect telephone wire redemption is at the time you complete your Account Reg-istration Form. If you do not presently have telephone wire redemption and wish to establish it, please contact our Cli-ent Services Department.

                 With the wire redemption option, you may withdraw a minimum of $1,000 and have the amount wired directly to your bank ac-count. Wire redemptions less than $5,000 are subject to a $5 charge deducted by Vanguard. There is no Vanguard charge for wire redemptions of $5,000 or more. However, your bank may assess a separate fee for incoming wires.

                 A request to change the bank associated with your wire re-
                 demption option must be received in writing, signed by each registered shareholder, and accompanied by a voided check or preprinted deposit slip. A signature guarantee is required if your bank registration is not identical to your Vanguard Fund account registration.
                 --------------------------------------------------------------
SELLING BY       If you select the Fund Express Automatic Withdrawal option,
FUND EXPRESS     money will be automatically moved from your Vanguard Fund ac-
                 count to your bank account according to the schedule you have
Automatic        selected. The Special Redemption option lets you move money
Withdrawal &     from your Vanguard account to your bank account on an "as
Special          needed" basis. To establish these Fund Express options,
Redemption       please provide the appropriate information on the Account
                 Registration Form. We will send you a confirmation of your
                 Fund Express service; please wait two weeks before using the service.
                 --------------------------------------------------------------
SELLING BY       You may sell shares of a Portfolio by making an exchange into
EXCHANGE         another Vanguard Fund account. Please see "Exchanging Your
                 Shares" for details.
                 --------------------------------------------------------------
IMPORTANT        Shares purchased by check or Fund Express may be redeemed at
REDEMPTION       any time. However, your redemption proceeds will not be paid
INFORMATION      until payment for the purchase is collected, which may take up to ten calendar days.
                 --------------------------------------------------------------
DELIVERY OF      Redemption requests received by telephone prior to the close
REDEMPTION       of trading on the Exchange are processed on the day of re-
PROCESS          ceipt and the redemption proceeds are normally sent on the following business day.

                 Redemption requests received by telephone after the close of the Exchange are processed on the business day following re-ceipt and the proceeds are normally sent on the second busi-ness day following receipt. Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Re-demption Information."

                 If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Or-der. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                 The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United
                 States Securities and Exchange Commission. If the Board of
                 Directors determines that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in amounts in excess of $250,000 in whole or in part by a distribution in kind of readily marketable securities.
                 --------------------------------------------------------------
VANGUARD'S       If you make a redemption from a qualifying account, Vanguard
AVERAGE COST     will send you an Average Cost Statement which provides you
STATEMENT        with the tax basis of the shares you redeemed. Please see
                 "Statements and Reports" for additional information.
                 --------------------------------------------------------------
MINIMUM          Due to the relatively high cost of maintaining smaller ac-
ACCOUNT          counts, the Fund reserves the right to liquidate any non-re-
BALANCE          tirement account that is below the minimum initial investment
REQUIREMENT      amount of $50,000. In addition, if at any time the total in-
                 vestment does not have a value of at least $50,000, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the shareholder.

                 Vanguard will not liquidate your account if it has fallen be-
                 low $50,000 solely as a result of declining bond market
                 prices (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------
EXCHANGING       Should your investment goals change, you may exchange your
YOUR SHARES      shares of Vanguard Admiral Funds for those of other available
                 Vanguard Funds.

EXCHANGING BY    When exchanging shares by telephone, please have ready the
TELEPHONE        Portfolio name, account number, Social Security number or em-
                 ployer identification number listed on the account, and exact
Call Client name and address in which the account is registered. Only the Services at registered shareholder or a pre-authorized representative may
1-800-662-2739   complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the Exchange are processed at the close of business that same day.

                 Requests received after the close of trading on the Exchange are processed the next business day. TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR FROM NON-RETIREMENT INVESTMENTS IN VAN-GUARD INDEX TRUST, VANGUARD BALANCED

                 INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VAN-GUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, or VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolios). If you experience difficulty in making a telephone exchange, your exchange re-quest may be made by regular or express mail, and it will be implemented at the closing net asset value on the date re-ceived by Vanguard provided the request is received in Good Order.
                 --------------------------------------------------------------

EXCHANGING BY    Please be sure to include on your exchange request the name
MAIL             and account number of your current Fund, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to THE VANGUARD GROUP, VANGUARD ADMIRAL FUNDS,
                 P.O. BOX 1120, VALLEY FORGE, PA 19482-1120. (For express or registered mail, send your request to The Vanguard Group,
                 Vanguard Admiral Funds, 455 Devon Park Drive, Wayne, PA
                 19087-1815.)
                 --------------------------------------------------------------
EXCHANGING       You may use your personal computer to exchange shares of most
ONLINE           Vanguard funds by accessing our website (www.vanguard.com).
                 To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                 The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED
                 INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VAN-
                 GUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL
                 PORTFOLIO, and VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement ac-
                 counts.
                 --------------------------------------------------------------
IMPORTANT        Before you make an exchange, you should consider the follow-
EXCHANGE         ing:
INFORMATION
                 . Please read the Fund's prospectus before making an ex-
                   change. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-
                   7447).

                 . An exchange is treated as a redemption and a purchase.
                   Therefore, you could realize a taxable gain or loss on the transaction.

                 . Exchanges by telephone are accepted only if the registra-
                   tions and taxpayer identification numbers of the two ac-counts are identical.

                 . To exchange into an account with a different registration
                   (including a different name, address, or taxpayer identifi-cation number), you must provide Vanguard with written in-structions that include the guaranteed signatures of all current account owners on your written instructions.

                 . New accounts are not currently accepted in Vanguard/Windsor
                   Fund or Vanguard/PRIMECAP Fund.

                 . The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received all required documents in Good Order.

                 . When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

                 Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                 The exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.
--------------------------------------------------------------------------------
EXCHANGE         The Fund's exchange privilege is not intended to afford
PRIVILEGE        shareholders a way to speculate on short-term movements in
LIMITATIONS      the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the man-agement of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange ac-tivity.

                 For the Admiral Short-Term, Intermediate-Term and Long-Term
                 U.S. Treasury Portfolios, exchange activity will not be
                 deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE RE-
                 DEMPTIONS (at least 30 days apart) from a Portfolio during any twelve-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard Funds that
                 Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. These limita-
                 tions do not apply to exchanges from Vanguard's money market portfolios, including the Admiral U.S. Treasury Money Market
                 Portfolio. Notwithstanding these limitations, the Fund re-
                 serves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio
                 management.
--------------------------------------------------------------------------------
IMPORTANT        The ability to initiate redemptions (except wire or Fund Ex-
INFORMATION      press redemptions) and exchanges by telephone is automati-
ABOUT            cally established on your account unless you request in writ-
TELEPHONE        ing that telephone transactions on your account not be
TRANSACTIONS     permitted.

                 To protect your account from losses resulting from unautho-rized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                 1. SECURITY CHECK. To request a transaction by telephone, the caller must know: (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                 2. PAYMENT POLICY. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record only. In the case of a tele-phone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instruc-tions.

                 Neither the Fund nor Vanguard will be responsible for the au-
                 thenticity of transaction instructions received by telephone, provided that these or other reasonable security procedures have been followed. Vanguard believes that the security pro-
                 cedures described above are reasonable, and that if such pro-
                 cedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transac-
                 tions on your account.
--------------------------------------------------------------------------------
TRANSFERRING     You may transfer the registration of any of your Fund shares
REGISTRATION     to another person by writing: The Vanguard Group, Attention:
                 Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-
                 1110. The request must be in Good Order. Before mailing your request, please call our Client Services Department
                 (1-800-662-2739) for full instructions.
--------------------------------------------------------------------------------
STATEMENTS AND   Vanguard will send you a confirmation statement each time you
REPORTS          initiate a transaction in your account (except for
                 checkwriting redemptions from Vanguard money market ac-counts). You will also receive a comprehensive account state-ment at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transac-tion activity for the entire calendar year.

                 Vanguard's Average Cost Statement provides you with the aver-age cost of shares redeemed from your account during the cal-endar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to re-ceive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                 A checkwriting statement will be sent monthly to shareholders using Vanguard's checkwriting option. Our clear, easy-to-use statement provides images of the front and back of each checkwriting draft paid in the previous month. This consoli-dated statement is sent instead of the original canceled drafts, which will not be returned.

                 Financial reports on the Fund will be mailed to you
                 semiannually, according to the Fund's fiscal year-end. To
                 keep the Fund's costs as low as possible (so that you and
                 other shareholders can keep more of the Fund's investment
                 earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund
                 shareholders have the same last name and address, we send
                 just one Fund report to that address--instead of mailing sep-
                 arate reports to each shareholder. If you want us to send
                 separate reports, however, you may notify our Investor Infor-
                 mation Department at 1-800-662-7447.
--------------------------------------------------------------------------------
OTHER VANGUARD   For more information about any of these services, please call
SERVICES         our Investor Information Department at 1-800-662-7447.

VANGUARD         With Vanguard's Direct Deposit Service, most U.S. Government
DIRECT DEPOSIT   checks (including Social Security and military pension
SERVICE          checks) and private payroll checks may
                  be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct de-posit of U.S. Government and private payroll checks.

VANGUARD          Vanguard's Automatic Exchange Service allows you to move
AUTOMATIC         money automatically among your Vanguard Fund accounts. For
EXCHANGE          instance, the service can be used to "dollar cost average"
SERVICE           from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND     Vanguard's Fund Express allows you to transfer money between
EXPRESS           your Fund account and your account at a bank, savings and
                  loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our In-vestor Information Department (1-800-662-7447) for a Fund
                  Express application.

                  Special rules govern how your Fund Express purchases or re-demptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Van-guard Funds. For more information, please refer to the Van-guard Fund Express brochure.

VANGUARD          Vanguard's Dividend Express allows you to transfer your div-
DIVIDEND          idend and/or capital gains distributions automatically from
EXPRESS           your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan associa-tion, or a credit union that is a member of the Automated
                  Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Informa-tion Department (1-800-662-7447) for a Vanguard Dividend Ex-press application.

VANGUARD TELE-    Vanguard's Tele-Account is a convenient, automated service
ACCOUNT(R)        that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone (TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent divi-dend or capital gains payment, as well as request telephone exchanges and check redemptions. To contact Vanguard's Tele-
                  Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is avail-able from our Investor Information Department (1-800-662-
                  7447).

COMPUTER ACCESS

VANGUARD ONLINE   Use your personal computer to learn more about Vanguard's
WWW.VANGUARD.COM  funds and services; keep in touch with your Vanguard ac-
                  counts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                  Our education-oriented website provides timely news and in-formation about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
-------------------------------------------------------------------------------

[LOGO OF VANGUARD ADMIRAL
 FUNDS APPEARS HERE]
---------------

THE VANGUARD GROUP
P.O. Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION
 DEPARTMENT:
1-800-662-7447 (SHIP)

CLIENT SERVICES
 DEPARTMENT:
1-800-662-2739 (CREW)

TELE-ACCOUNT FOR
 24-HOUR ACCESS:
1-800-662-6273 (ON BOARD)

TELECOMMUNICATION SERVICE
 FOR THE HEARING-IMPAIRED:
1-800-662-2738

TRANSFER AGENT:
The Vanguard Group Inc.
P.O. Box 2600
Valley Forge, PA 19482


                [LOGO OF VANGUARD ADMIRAL FUNDS APPEARS HERE]

                              P R O S P E C T U S

                                  MAY 15, 1998





                [LOGO OF THE VANGUARD GROUP(R) APPEARS HERE]
P012

                                    PART B

                         VANGUARD ADMIRAL FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                                 MAY 15, 1998

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated May 15, 1998). To obtain this Prospectus, please call the Investor Information Department:

                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies......................................... B- 1
Purchase of Shares......................................................... B- 5
Redemption of Shares....................................................... B- 5
Shareholder Services....................................................... B- 6
Investment Limitations..................................................... B- 7
Management of the Fund..................................................... B- 9
Portfolio Transactions..................................................... B-12
Calculation of Yield (Admiral U.S. Treasury Money Market Portfolio)........ B-12
Yield and Total Return..................................................... B-13
Performance Measures....................................................... B-14
Tax Advantage of U.S. Treasury Income...................................... B-16
Other Definitions.......................................................... B-17
Financial Statements....................................................... B-17
Appendix--Description of Securities and Ratings............................ B-18

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies set forth in the Fund's Prospectus:

  REPURCHASE AGREEMENTS. The Admiral Short-Term, Intermediate-Term, and Long-Term U.S. Treasury Portfolios may invest in repurchase agreements with commer-cial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying in-strument. In these transactions, the securities acquired by the Portfolio (in-cluding accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor a Portfo-lio's repurchase agreement transactions generally and will establish guide-lines and standards for review by the investment adviser of the creditworthi-ness of any bank, broker or dealer party to a repurchase agreement with the Portfolio. No more than an aggregate of 15% of the Admiral Short-Term, Inter-mediate-Term, and Long-Term U.S. Treasury

Portfolios' net assets, at the time of investment, will be invested in repur-chase agreements having maturities longer than seven days and securities sub-ject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described below.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorga-nization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying secu-rity and may be deemed an unsecured creditor of the other party to the agree-ment. While each Portfolio's management acknowledges these risks, it is ex-pected that they can be controlled through careful monitoring procedures.

  LENDING OF SECURITIES. The Admiral Short-Term, Intermediate-Term, and Long-Term U.S. Treasury Portfolios may lend their investment securities to quali-fied brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, as amended, or the Rules and Regulations or interpreta-tions of the Securities and Exchange Commission thereunder, which currently require that: (a) the borrower pledge and maintain with the Portfolio collat-eral consisting of cash, and irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100 percent of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfo-lio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. Each Portfolio will not lend securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Portfolio's total assets. Loan ar-rangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days.

  RESTRICTED AND ILLIQUID SECURITIES. Each Portfolio except Admiral U.S. Trea-sury Money Market Portfolio may invest in restricted securities (privately placed debt securities) and other securities which are not readily marketable, but will not acquire illiquid securities if as a result such illiquid securi-ties would comprise more than 15% of the value of the Portfolio's net assets.

  Restricted securities are securities which are not freely marketable or which are subject to restrictions upon sale under the Securities Act of 1933. Restricted securities may be sold only to qualified institutional purchasers in privately negotiated transactions, or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might ob-tain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a posi-tion where more than 15% of the value of its net assets are invested in illiq-uid assets, including restricted securities, the Portfolio will take appropri-ate steps to protect liquidity.

  Pursuant to Rule 144A under the Securities Act of 1933, as amended, if a substantial market among qualified institutional buyers develops for such re-stricted securities held by any of these three Portfolios, the Fund intends to treat such securities as liquid securities, in accordance with procedures ap-proved by the Fund's Board of Directors.

  FUTURES CONTRACTS AND OPTIONS. Each Portfolio except Admiral U.S. Treasury Money Market Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management pur-poses, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than other futures contracts or the underlying security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument or index are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Ex-change Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Gov-ernment Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

  Although futures contracts by their terms call for actual delivery or ac-ceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold," or "selling" a contract pre-viously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Bro-kers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin de-posits which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to use futures con-tracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. A Portfolio will only sell futures contracts to protect se-curities or other futures contracts it owns against price declines or purchase contracts to protect against an increase in the price of securities or other futures contracts it intends to purchase.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transactional costs incurred in the purchase and sale of the underlying securities.

  RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Admiral Short-Term, Inter-mediate-Term, and Long-Term U.S. Treasury Portfolios will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of each Portfolio's total assets. In addition these three Admiral Port-folios will not enter into futures contracts to the extent that their out-standing obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.

  RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash pay-ments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In ad-dition, the Portfolio may be required to make delivery of the instruments un-derlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effec-tively hedge it.

  A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Ad-viser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. The Portfolios would presuma-bly have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the de-cline.

  Use of futures transactions by a Portfolio does involve the risk of imper-fect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and in-terest rate trends.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

  FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is con-sidered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Further-more, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recogni-tion of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

  In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of se-curities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities or currencies. It is antici-pated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualify-ing income for purposes of the 90% requirement.

  A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures trans-actions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

                              PURCHASE OF SHARES

  Each Portfolio reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on ini-tial and subsequent investments for certain fiduciary accounts such as em-ployee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Ex-change Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

  The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in readily marketable investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

  No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the secu-rities held by the Portfolio.

  SIGNATURE GUARANTEES. To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has autho-rized a redemption from your account. SIGNATURE GUARANTEES ARE REQUIRED IN CONNECTION WITH: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED OWNER(S), AND/OR TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD; AND (2) SHARE TRANSFER REQUESTS. These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant;
(2) certain authorizations to effect exchanges by telephone; and (3) when pro-ceeds are to be wired. These requirements may be waived by the Fund in certain instances.

  A guarantor must be a bank, broker, or any other guarantor that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE GUARANTORS.

  The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  EXCHANGE PRIVILEGE. Each Portfolio's shares may be exchanged without cost for shares of any other Portfolio, or for the shares of any open-end Fund cur-rently offering its shares to new investors in The Vanguard Group ("Van-guard"). A shareholder of any other Vanguard Fund may likewise exchange his shares for shares of any of the Fund's Portfolios. Exchange requests may be made either by mail, telephone or online. For information about online ex-changes, please refer to "Exchanging Online" in the Shareholder Guide of the Fund's Prospectus.

  Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the account of the shareholder and the registration of the two ac-counts are identical. Requests for expedited exchanges received prior to the close of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be processed at the next determined net asset value after such request is received. Requests received after the close of the Exchange will be processed on the next business day. NO EXPEDITED EXCHANGES WILL BE AC-CEPTED INTO, OR FROM, VANGUARD INDEX TRUST, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, or VANGUARD GROWTH AND INCOME PORTFOLIO (for-merly known as Vanguard Quantitative Port-folios). Neither the Fund nor Vanguard will be responsible for the authentic-ity of exchange instructions received by telephone. Expedited exchanges may also be subject to limitations as to amounts and frequency, and to other re-strictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. Shareholders may obtain the terms of these limitations, which may be revised at any time, from Vanguard.

  Any such exchange will be based on the respective net asset values of the shares involved. There are no sales commissions or charges of any kind. Before making an exchange, a shareholder should consider the investment objectives and policies of the Portfolio or Fund to be purchased, and other relevant in-formation (including the minimum initial investment), which can be found in the prospectus relating to that particular Portfolio or Fund. A prospectus for any of the Vanguard Funds or Portfolios may be obtained from Vanguard.

  For Federal income tax purposes an exchange between Funds or Portfolios is a taxable event and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange be-tween Portfolios; you may want to consult your tax adviser for further infor-mation in this regard. The exchange privilege may be modified or terminated at any time, and any of the Portfolios or Vanguard Funds may limit or discontinue the offering of its shares without notice to shareholders.

  TRANSFER OF SHARES. Fund shares may be transferred to another person by sending appropriate written instructions to Vanguard. The account must be clearly identified and include the number of shares or dollar amount to be transferred and the signatures of all registered owners. The signature on the letter of instructions or any stock power must be guaranteed. As in the case of withdrawals, the written request must be received in "Good Order" before any transfer can be made.

  INFORMATION FOR SHAREHOLDERS. Following any purchase or redemption, a share-holder will receive a statement which reflects all activity during the current calendar year. Each shareholder will also receive a quarterly statement, which includes valuation as of the day the statement is prepared.

  Shareholders will receive semiannual financial statements audited at least annually by independent accountants whose selection is ratified by sharehold-ers.

                            INVESTMENT LIMITATIONS

  The Fund is subject to the following limitations which may not be changed with respect to a particular Portfolio without the approval of at least a ma-jority of the outstanding voting securities (as defined in the Investment Com-pany Act of 1940) of that Portfolio. A Portfolio will not:

    (1) Invest in commodities or commodity contracts or purchase or sell real estate, although it may purchase and sell marketable securities of compa-nies which deal in real estate or interests therein; except that Admiral Short-Term, Intermediate-Term, and Long-Term U.S. Treasury Portfolios may invest in bond futures contracts, bond options and options on bond futures contracts to the extent that not more than 5% of its assets are required as deposit margin for futures contracts and not more than 20% of its assets are invested in such instruments at any time;

    (2) Write, purchase or sell warrants, put or call options, or combina-tions thereof, except as specified above in (1);

    (3) invest in interests in oil, gas, or other mineral exploration or de-velopment programs;

    (4) Make loans to other persons (except by (i) the purchase of the debt obligations in which the Portfolio is authorized to invest in accordance with its investment policies, and (ii) as provided under "Lending of Secu-rities" on page B-2);

    (5) Purchase securities on margin or sell securities short, except as specified above in (1);

    (6) With respect to 75% of the value of its total assets (100% for the Admiral U.S. Treasury Money Market Portfolio), purchase the securities of any issuer (except obligations of the United States government and its in-strumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

    (7) Borrow money, except for temporary or emergency purposes and not in excess of 15% of the value of the Portfolio's assets taken at the lower of their market value or cost;

    (8) Pledge, mortgage or hypothecate the Portfolio's assets to an extent greater than 15% of the value of its total assets;

    (9) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

    (10) Purchase a security which is subject to legal or contractual re-strictions on resale or for which there is no readily available market or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the Portfolio's net assets (any of the Portfolio's net assets in the case of Admiral U.S. Treasury Money Market Portfolio) (taken at current value) would be invested in such securities;

    (11) Invest for the purpose of controlling management of any company;

    (12) Invest in securities of other investment companies, except as they may be acquired as a part of a merger, consolidation or acquisition of as-sets approved by the Fund's shareholders or otherwise to the extent permit-ted by Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives and investment policies consis-tent with those of the Fund.

    (13) Concentrate its investments in a particular industry, although it may invest up to 25% of the Portfolio's total assets (taken at value) in the securities of issuers, all of which conduct their principal business activities in the same industry, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, and (ii) utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate indus-try; or

    (14) Issue senior securities.

  The above-referenced investment limitations are considered at the time that portfolio securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at cost, management, administrative or related services to the Fund and other investment companies. See "MANAGEMENT OF THE FUND."

                            MANAGEMENT OF THE FUND

  DIRECTORS AND OFFICERS The Officers of the Fund manage its day-to-day opera-tions and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a statement of their present po-sitions and principal occupations during the past five years. The mailing ad-dress of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Se-        ALFRED M. RANKIN, JR., (DOB:
nior Chairman and Director*               10/8/1941) Director
 Senior Chairman and Director of           Chairman, President, and Chief Ex-
 the Vanguard Group, Inc., and each        ecutive Officer of NACCO Indus-
 of the investment companies in The        tries; Director of NACCO Indus-
 Vanguard Group; Director of the           tries, Inc.; Director of The
 Mead Corporation, General Accident        BFGoodrich Company and The Standard
 Insurance and Chris-Craft Indus-          Products Company.
 tries, Inc.
                                          JOHN C. SAWHILL, (DOB: 6/12/1936)
JOHN J. BRENNAN, (DOB: 7/29/1954)         Director
Chairman, Chief Executive Officer          President and Chief Executive Offi-
and Director*                              cer of The Nature Conservancy; for-
 Chairman, Chief Executive Officer         merly, Director and Senior Partner
 and Director of The Vanguard              of McKinsey & Co. and President of
 Group, Inc. and each of the in-           New York University; Director of
 vestment companies in The Vanguard        Pacific Gas and Electric Company,
 Group.                                    Procter & Gamble Company and NACCO
                                           Industries.
ROBERT E. CAWTHORN, (DOB: 9/28/1935)
Director                                  JAMES O. WELCH, JR., (DOB:
 Chairman Emeritus and Director of        5/13/1931) Director
 Rhone-Poulenc Rorer, Inc.; Manag-         Retired Chairman of Nabisco Brands,
 ing Director of Global Health Care        Inc.; retired Vice Chairman and Di-
 Partners/DLJ Merchant Banking             rector of RJR Nabisco; Director of
 Partners; Director of Sun Company,        TECO Energy, Inc. and Kmart Corpo-
 Inc., and Westinghouse Electric           ration.
 Corporation.
                                          J. LAWRENCE WILSON, (DOB: 3/2/1936)
BARBARA BARNES HAUPTFUHRER, (DOB:         Director
10/11/1928) Director                       Chairman and Chief Executive Offi-
 Director of The Great Atlantic and        cer of Rohm & Haas Company; Direc-
 Pacific Tea Company, IKON Office          tor of Cummins Engine Company, and
 Solutions, Inc., Raytheon Company,        The Mead Corporation; and Trustee
 Knight-Ridder, Inc., Massachusetts        of Vanderbilt University.
 Mutual Life Insurance Co., and La-
 dies Professional Golf Associa-          RAYMOND J. KLAPINSKY, (DOB:
 tion; and Trustee Emerita of             12/7/1938) Secretary*
 Wellesley College.                        Managing Director and Secretary of
                                           The Vanguard Group, Inc.; Secretary
BRUCE K. MACLAURY, (DOB: 5/7/1931)         of each of the investment companies
Director                                   in The Vanguard Group.
 President Emeritus of The
 Brookings Institution; Director of       RICHARD F. HYLAND, (DOB: 3/22/1937)
 American Express Bank, Ltd., The         Treasurer*
 St. Paul Companies, Inc. and Na-          Treasurer of The Vanguard Group,
 tional Steel Corporation.                 Inc. and of each of the investment
                                           companies in The Vanguard Group.
BURTON G. MALKIEL, (DOB: 8/28/1932)
Director                                  KAREN E. WEST, (DOB: 9/13/1946) Con-
 Chemical Bank Chairman's Professor       troller*
 of Economics, Princeton Universi-         Principal of The Vanguard Group,
 ty; Director of Prudential Insur-         Inc.; Controller of each of the in-
 ance Co. of America, Amdahl Corpo-        vestment companies in The Vanguard
 ration, Baker Fentress & Co., The         Group.
 Jeffrey Co., and Southern New En-        --------
 gland Telecommunications Company.        * Officers of the Fund are "inter-
                                            ested persons" as defined in the
                                            Investment Company Act of 1940.

  THE VANGUARD GROUP. The Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the group obtain at cost virtu-ally all of their corporate management, administrative and distribution serv-ices. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

  Vanguard employs a supporting staff of management and administrative per-sonnel needed to provide the requisite services to the Funds and also fur-nishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, au-diting and custodian fees.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to pre-vent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are per-mitted to engage in personal securities transactions. However, such transac-tions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

  The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At January 31, 1998, the Fund had contributed capital of $370,000 to Vanguard representing 1.8% of Vanguard's capitalization. The Funds' Service Agreement provides for the fol-lowing arrangement: (1) each Vanguard Fund may invest a maximum of 0.40% of its assets in Vanguard and (2) there is no restriction on the maximum cash in-vestment that the Vanguard Funds may make in Vanguard.

  MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian rela-tionships; (6) shareholder reporting; and (7) review and evaluation of advi-sory and other services provided to the Funds by third parties. The Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) for the fiscal year ended January 31, 1998, totaled approximately $4,959,000.

  DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

  The principal distribution expenses are for advertising, promotional materi-als and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment com-panies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remain-ing one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contri-bution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended January 31, 1998, the Fund paid approximately $1,628,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .03 of 1% of the Fund's average net assets.

  INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to the Fund; Vanguard Municipal Bond Fund; Vanguard Money Market Re-serves; Vanguard Treasury Fund; several Portfolios of Vanguard Fixed Income Securities Fund; Vanguard Institutional Index Fund; Vanguard Bond Index Fund; Vanguard California Tax-Free Fund; Vanguard Florida Insured Tax-Free Fund; Vanguard New Jersey Tax-Free Fund; Vanguard New York Tax-Free Fund; Vanguard Ohio Tax-Free Fund; Vanguard Pennsylvania Tax-Free Fund; Vanguard Balanced In-dex Fund; Vanguard Index Trust; Vanguard International Equity Index Fund; Van-guard Tax-Managed Fund; the Aggressive Growth Portfolio of Vanguard Horizon Fund; the REIT Index Portfolio of Vanguard Specialized Portfolios; the Total International Portfolio of Vanguard STAR Fund; several Portfolios of Vanguard Variable Insurance Fund; a portion of Vanguard/Windsor II; a portion of Vanguard/Morgan Growth Fund; a portion of Vanguard Explorer Fund; as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The invest-ment management staff is supervised by the senior Officers of the Fund who are directly responsible to the Board of Directors of the Fund. The Board of Di-rectors, elected annually by shareholders, sets broad policies for the Fund and chooses its Officers. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

DIRECTOR/TRUSTEE COMPENSATION

  The individuals in the table on page B-12 serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.

  INDEPENDENT DIRECTORS/TRUSTEES. The Funds compensate their independent Directors/Trustees--that is, the ones who are not also officers of the Fund-- in three ways:

 . The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from sched-uled Board meetings.

 . The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

 . Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Directors'/Trustees' death.

  "INTERESTED" DIRECTORS/TRUSTEES. The Funds' interested Directors/Trustees-- Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

  COMPENSATION TABLE. The following table provides compensation details for each of the Directors. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Director. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended January 31, 1998:

                            VANGUARD ADMIRAL FUNDS
                              COMPENSATION TABLE

                                         PENSION OR                    TOTAL COMPENSATION
                                         RETIREMENT                         FROM ALL
                          AGGREGATE   BENEFITS ACCRUED   ESTIMATED       VANGUARD FUNDS
                         COMPENSATION    AS PART OF    ANNUAL BENEFITS      PAID TO
   NAMES OF DIRECTORS     FROM FUND    FUND EXPENSES   UPON RETIREMENT    DIRECTORS(2)
   ------------------    ------------ ---------------- --------------- ------------------
John C. Bogle(1)........      None          None              None             None
John J. Brennan(1)......      None          None              None             None
Barbara Barnes
 Hauptfuhrer............    $1,087          $157           $15,000          $70,000
Robert E. Cawthorn......    $1,087          $131           $13,000          $70,000
Bruce K. MacLaury.......    $1,159          $149           $12,000          $65,000
Burton G. Malkiel.......    $1,094          $105           $15,000          $70,000
Alfred M. Rankin, Jr. ..    $1,087          $ 83           $15,000          $70,000
John C. Sawhill.........    $1,087          $ 98           $15,000          $70,000
James O. Welch, Jr. ....    $1,087          $121           $15,000          $70,000
J. Lawrence Wilson......    $1,087          $ 87           $15,000          $70,000

--------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensa-tion for their service.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

                            PORTFOLIO TRANSACTIONS

  Brokers or dealers who execute transactions for the four Portfolios are se-lected by Vanguard's investment management staff which is responsible for us-ing its best efforts to obtain the best available price and most favorable ex-ecution for each transaction. Principal transactions are made directly with issuers, underwriters and market makers and usually do not involve brokerage commissions, although underwriting commissions and dealer markups may be in-volved. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; where more than one broker can offer such terms, consideration may be given to brokers who provide the staff with research and statistical information.

  Vanguard's investment management staff may occasionally make recommendations to other Vanguard Funds or clients which result in their purchasing or selling securities simultaneously with the Portfolios. As a result, the demand for se-curities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the staff's policy not to favor one client over another in making recommenda-tions or placing an order. If two or more clients are purchasing a given secu-rity on the same day from the same broker-dealer, such transactions may be av-eraged as to price.

The Fund paid no explicit brokerage commissions during the fiscal years ended January 31, 1996, 1997 and 1998.

      CALCULATION OF YIELD (ADMIRAL U.S. TREASURY MONEY MARKET PORTFOLIO)

  The current yield of the Admiral U.S. Treasury Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the peri-od, and then multi-plying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such ad-ditional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends rein-vested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

  Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Portfolio for the 7-day base period ending January 31, 1998.

                                                          ADMIRAL U.S. TREASURY
                                                          ----------------------
                                                          MONEY MARKET PORTFOLIO
                                                          ----------------------
                                                                 1/31/98
                                                          ----------------------
Value of account at beginning of period..................        $1.00000
Value of same account at end of period*..................         1.00101
                                                                 --------
Net Change in account value..............................        $ .00101
Annualized Current Net Yield
 (Net Change X 365/7) / average net asset value..........            5.25%
Effective Yield
 [(Net Change) + 1]/365/7/ - 1...........................            5.38%
Average Weighted Maturity of Investments.................         56 days

--------
* Exclusive of any capital changes.

  The net asset value of a share of the Admiral U.S. Treasury Money Market Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of the Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund, and other factors. Yields are one basis investors may use to ana-lyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the fac-tors set forth in the preceding sentence, differences in the time periods com-pared, and differences in the methods used in valuing portfolio instruments, computing net asset value, and calculating yield.

                            YIELD AND TOTAL RETURN

  The yield of each Portfolio of the Fund for the 30-day period ended January 31, 1998 is set forth below. Yields are calculated daily for each Portfolio.

Admiral U.S Treasury Money Market Portfolio............................... 5.25%
Admiral Short-Term U.S. Treasury Portfolio................................ 5.35%
Admiral Intermediate-Term U.S. Treasury Portfolio......................... 5.49%
Admiral Long-Term U.S. Treasury Portfolio................................. 5.80%

  The average annual total return of each Portfolio of the Fund for the one- and five-year periods ended January 31, 1998 and since inception on December 14, 1992 is set forth below:

                                                      1 YEAR  5 YEARS
                                                       ENDED   ENDED    SINCE
                                                      1/31/98 1/31/98 INCEPTION*
                                                      ------- ------- ----------
Admiral U.S. Treasury Money Market Portfolio.........  5.31%   4.67%     4.63%
Admiral Short-Term U.S. Treasury Portfolio...........  7.21%   5.69%     6.02%
Admiral Intermediate-Term U.S. Treasury Portfolio.... 10.98%   7.24%     7.81%
Admiral Long-Term U.S. Treasury Portfolio............ 17.05%   9.55%    10.13%

--------
* Since Inception: December 14, 1992.

  Total Return is computed by finding the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the invest-ment.

                             PERFORMANCE MEASURES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

  Each of the investment company members of The Vanguard Group, including each Portfolio of Vanguard Admiral Funds, Inc., may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 EQUITY INDEX--consists of more than 7,000 common equity securi-ties, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market val-ue-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mort-gage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) BOND INDEX--all publicly offered fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Cor-porate Bond Index covering all corporate, publicly issued, fixed-rate noncon-vertible U.S. debt issues rated at least Baa, with at least $50 million prin-cipal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current-coupon high-grade general-obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial In-dex.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Cor-porate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed-rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a mar-ket-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB--or better with maturities be-tween 1 and 5 years. The Index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agen-cy, and corporate securities rated BBB--or better with maturities between 5 and 10 years. The Index has a market value of over $700 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB--or better with maturities greater than 10 years. The In-dex has a market value of over $900 billion.

LIPPER SMALL CAP FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constitute the Group at its inception.)

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analyt-ical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of av-erage non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed in-come funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                     TAX ADVANTAGE OF U.S. TREASURY INCOME

    NET                                              CURRENT PORTFOLIO YIELD
 EFFECTIVE                                        -----------------------------
   STATE                                          3.00% 4.00% 5.00% 6.00% 7.00%
 INCOME TAX                                       ----- ----- ----- ----- -----
   RATE*                                            TAXABLE EQUIVALENT YIELD
 ----------                                       -----------------------------
 3.00%........................................... 3.09% 4.12% 5.15% 6.19% 7.22%
 6.00%........................................... 3.19% 4.26% 5.32% 6.38% 7.45%
 9.00%........................................... 3.30% 4.40% 5.49% 6.59% 7.69%

--------
* Assumes state income tax taken as a deduction on Federal tax return (31% tax bracket). Yields are not indicative of current or future performance. This chart is for illustrative purposes only. Prospective investors should con-sult their own tax advisers concerning the state tax consequences of an in-vestment in the Fund.

                               OTHER DEFINITIONS

  Marketing literature for the Portfolios of Vanguard Admiral Funds, Inc., may from time to time refer to or discuss a Portfolio's DURATION. Duration is the weighted average life of a Portfolio's debt instruments measured on a present-value basis; it is generally superior to dollar-weighted average maturity as a measure of a Portfolio's potential volatility due to changes in interest rates.

  Unlike a Portfolio's dollar-weighted average maturity, which takes into ac-count only the stated maturity date of the Portfolio's debt instruments, dura-tion represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities held. For exam-ple, a four-year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of 4 years. However, a four-year bond priced at par with an 8% coupon has a maturity of 4 years but a duration of 3.6 years (at an 8% yield), reflecting the bond's earlier pay-ment of interest.

  In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, du-ration serves to approximate the resulting change in a bond's price. For exam-ple, a 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a 4-year duration, while an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.

                             FINANCIAL STATEMENTS

  The Fund's financial statements as of and for the fiscal year ended January 31, 1998, including the financial highlights, appearing in the Fund's Annual Report to shareholders, and the report thereon of Price Waterhouse LLP, inde-pendent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

  Excerpts from Moody's Investors Service, Inc., ("Moody's") description of its four highest bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds: A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteris-tically unreliable over any great length of time. BA--judged to have specula-tive elements; their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--speculative in a high degree; often in default; C--lowest rated class of bonds; regarded as having extremely poor prospects.

  Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its five highest bond ratings: AAA--highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obli-gations. A very strong capacity to pay interest and repay principal and dif-fers from AAA issues only in small degree; A--regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC--predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obliga-tion; BB indicates the lowest degree of speculation and CC the highest.

  S&P applies indicators "+," no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

II. U.S. GOVERNMENT SECURITIES

  The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agen-cies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

  U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look princi-pally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

  Some of the U.S. Government agencies that issue or guarantee securities in-clude the Export- Import Bank of the United States. Farmers Home Administra-tion, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

  An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, Federal Land Banks, Central Bank for Cooperative, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

III. ZERO COUPON TREASURY BONDS

  Admiral Short- and Intermediate-Term U.S. Treasury Portfolios may invest in zero coupon Treasury bonds, a term used to describe U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon in-terest and principal on these instruments remains guaranteed by the "full faith and credit" of the United States Government.

  A zero coupon bond does not pay interest. Instead, it is issued at a sub-stantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which ex-pects to qualify as a regulated investment company, intends to pass along such interest as a component of a Portfolio's distributions of net investment in-come.

  Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

IV. COLLATERALIZED MORTGAGE OBLIGATION

  The Admiral Short-, Intermediate- and Long-Term U.S. Treasury Portfolios may invest in collateralized mortgage obligations (CMOs), bonds that are collater-alized by whole loan mortgages or mortgage pass-through securities. Generally, the three Portfolios will purchase CMOs which are collateralized by mortgage securities issued or guaranteed by the U.S. Government or its agencies. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche". Under the CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obliga-tions. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO Issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issu-ance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are re-tired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to for-mulate securities with short, intermediate and long final maturities and ex-pected average lives. Aside from market risk, the primary risk involved in any mortgage security, such as a CMO issu-ance, is its exposure to prepayment risk. To the extent a particular tranche is exposed to this risk, the bondholder is generally compensated in the form of higher yield. In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees. Typically, the Portfolios will invest in those CMOs that most appropriately reflect their average maturities and market risk pro-files. Consequently, the Short-Term Portfolio invests only in CMOs with short-term average maturities believed to be highly predictable. Similarly, Admiral Intermediate- and Long-Term Treasury Portfolios will invest in those CMOs that carry market risks and expected average maturities consistent with intermedi-ate- and long-term bonds.

  Subject to the applicable limits set forth above, in the Fund's Prospectus and in the Funds' investment limitations, the Admiral Short-, Intermediate- and Long-Term U.S. Treasury Portfolios have no specific limitation on the amount of assets they may invest in CMOs.